NUVEEN NASDAQ 100 DYNAMIC OVERWRITE FUND

(NASDAQ: QQQX)

(the “Fund”)

SUPPLEMENT DATED AUGUST 3, 2020

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2020, AS AMENDED

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are hereby amended and supplemented to reflect the following changes:

1.

The Fund has previously entered into a distribution agreement with Nuveen Securities, LLC pursuant to which the Fund may from time to time issue and sell its common shares through Nuveen Securities to certain broker-dealers that have entered into selected dealer agreements with Nuveen Securities. Nuveen Securities has entered into a selected dealer agreement with Truist Securities, Inc., pursuant to which Truist Securities will act as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of common shares. Accordingly, effective immediately, each reference to Nuveen Securities’ sub-placement agent in the Fund’s prospectus is hereby revised to reflect Truist Securities.

2.

Jim Campagna, Lei Liao, and Darren Tran will join the portfolio management team for the Fund effective immediately and will focus on the Fund’s equity portfolio. David Friar will continue as a portfolio manager of the Fund and will be responsible for overseeing the options strategies for the Fund. Following is information regarding the new portfolio managers:

Jim is a portfolio manager and oversees equity index strategies for Nuveen. He is responsible for all equity index, social choice, and equity ETF strategies. Prior to joining the firm in 2005, he was a portfolio manager at Mellon Capital Management where he was responsible for several funds and was an index strategy leader for the MSCI EAFE mandates. Jim graduated with a B.A. in Economics from the University of California, Irvine. He holds the CFA® designation and is a member of the FTSE Russell Americas Regional Equity Advisory Committee.

Lei is a portfolio manager at Nuveen and is responsible for all equity index strategies, social choice equity portfolios, as well as some of the firm’s ETF product line. Lei joined the firm in 2012 and began working in the investment industry in 2004. His previous experience includes several years at Northern Trust Corp. as a senior equity portfolio manager. He graduated with an M.B.A. from the Ross Business School at the University of Michigan. He also holds the CFA® designation.

Darren is a portfolio manager at Nuveen and is responsible for all equity index, social choice equity, and equity ETF strategies. Darren joined the firm in 2005 as a foreign currency trader and entered the investment industry in 2000. Prior to joining the firm, he held a position at Morgan Stanley in Corporate Treasury. Darren graduated with a B.S. in Finance and Information Systems from the NYU Stern School of Business and an M.S. in Financial Engineering from the NYU Tandon School of Engineering. He holds the CFA® designation and is a member of the New York Society of Security Analysts.

In addition to the Fund, as of June 30, 2020, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (in millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees
Jim Campagna	Registered Investment Companies	24	$107,225	0	$0
	Other Pooled Investment Companies	0	$0	0	$0
	Other Accounts	6	$686	0	$0
Lei Liao	Registered Investment Companies	24	$107,225	0	$0
	Other Pooled Investment Companies	0	$0	0	$0
	Other Accounts	6	$686	0	$0
Darren Tran	Registered Investment Companies	10	$84,841	0	$0
	Other Pooled Investment Companies	0	$0	0	$0
	Other Accounts	6	$686	0	$0

As of June 30, 2020, the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Jim Campagna	None
Lei Liao	None
Darren Tran	None

3.

In connection with the appointment of new portfolio managers, the Board of Trustees of the Fund has approved a modification to the Fund’s equity portfolio investment strategies. Specifically, in constructing the Fund’s Equity Portfolio, Nuveen Asset Management’s multi-factor quantitative model will additionally consider opportunities to engage in tax-loss harvesting (i.e., periodically selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) and other tax management considerations to improve after-tax shareholder outcomes.

PLEASE KEEP THIS WITH YOUR FUND’S

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

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